Asset Retirement Obligations	3 Months Ended
Mar. 31, 2014
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations
Asset Retirement Obligations
Asset retirement obligations associated with retiring tangible long-lived assets are recognized as a liability in the period in which a legal obligation is incurred and becomes determinable and are included in “other accrued liabilities” and “other noncurrent liabilities” on the condensed consolidated balance sheets. Accretion expense is included in “depreciation, depletion and amortization” on the condensed consolidated statements of operations. The fair value of additions to the asset retirement obligations is estimated using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation include estimates of: (i) plug and abandon costs per well based on existing regulatory requirements; (ii) remaining life per well; (iii) future inflation factors (2.0% for the three months ended March 31, 2014); and (iv) a credit-adjusted risk-free interest rate (average of 5.5% for the three months ended March 31, 2014). These inputs require significant judgments and estimates by the Company’s management at the time of the valuation and are the most sensitive and subject to change.
The following presents a reconciliation of the asset retirement obligations (in thousands):

Asset retirement obligations at December 31, 2013	$289,321
Liabilities added from drilling	3,024
Current year accretion expense	4,725
Settlements	(4,053)
Revision of estimates	3,486
Asset retirement obligations at March 31, 2014	$296,503